Exhibit 99.2

AMAG PHARMACEUTICALS 2Q13 Financial Results August 1, 2013

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to: (i) our statement that AMAG is well positioned for growth in 2013 and beyond; (ii) the expanded label opportunity for Feraheme; (iii) expectations regarding IV iron referrals and patient and physician behaviors; (iv) the potential for approval and potential launch of the supplemental new drug application in the U.S. and the timing and potential regulatory submission in the EU for Feraheme/Rienso for the broad iron deficiency anemia indication; (v) statements regarding our GI launch planning; (vi) statements regarding the potential size and expansion of the U.S. IV iron market opportunity and patient population; (vii) our expected financial results for 2013, including revenues, operating expenses and cost of goods sold; (viii) our expected cash and investments balance for 2013; (ix) our plans to expand the reach of Feraheme to new indications and geographic territories; (x) our business development activities and plans to execute transactions; (xi) strategies driving Feraheme volume growth; (xii) the emergence of shifting practice patterns in the IV iron market; (xiii) our expectation to increase our market share of the IV iron market in 2013; and (xiv) statements regarding our expectation to deliver on financial guidance, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include: (1) uncertainties regarding, and our dependence on third parties for, our and Takeda's ability to successfully compete in the intravenous iron replacement market both in the US and outside the US, including the EU, (2) uncertainties regarding our ability to successfully and timely complete our clinical development programs and obtain regulatory approval for Feraheme/Rienso in the broader IDA indication both in the US and outside of the US, including the EU, (3) the possibility that significant safety or drug interaction problems could arise with respect to Feraheme/Rienso, (4) uncertainties regarding the manufacture of Feraheme/Rienso, (5) uncertainties relating to our patents and proprietary rights both in the US and outside the US, (6) the risk of an Abbreviated New Drug Application (ANDA) filing following the FDA's draft bioequivalence recommendation for ferumoxytol, and (7) other risks identified in our Securities and Exchange Commission (SEC) filings, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made.

We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements

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AGENDA Topic Speaker Opening Remarks Bill Heiden, CEO Financial Highlights & Outlook Frank Thomas, COO , Commercial Performance Greg Madison, CCO Expansion Opportunities and Closing Remarks Bill Heiden, CEO 3

SECOND QUARTER 2013 HIGHLIGHTS . financial performance 2Q12 Achieved strong vs. . 29% increase in U.S. Feraheme net sales driven by volume and net revenue per gram growth . 15% decrease in operating expenses . Improving gross margins Feraheme . Accelerated growth for Feraheme physician-level demand . Generated record provider demand: 33,500 grams . Prepared for IDA launch in the U.S. . Increase share: attracting new customers for CKD patients today will enable quick update for broad IDA, upon approval p ,p pp . Expand market: plan to increase IV iron conversion rate for patients that fail or don’t tolerate oral iron failures to IV iron . Submitted E.U. regulatory filing (type II variation) for ferumoxytol to the European Medicines Agency for broad IDA indication . Successfully concluded first in-licensing deal U S MuGardTM a . Acquired U.S. commercial rights to MuGardTM, supportive care product for oncology that fits with our Feraheme call point . Building world class executive team 4

OVERVIEW FINANCIAL Frank Thomas, Chief Operating Officer

FERAHEME – ON A SOLID GROWTH TRAJECTORY

QUARTERLY U.S. NET FERAHEME SALES



$18
$16
$14
$12
$10
(in millions)
+12% vs 2011
(+17% volume, -5% price)
+19% vs 1Q12
(+14% volume, +5% price)
+29% vs 2Q12
(+23% volume, +6% price)
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

AMAG PHARMACEUTICALS

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SECOND QUARTER FINANCIAL HIGHLIGHTS ($ in millions, except per share ) 2Q13 2Q12 U.S. Feraheme sales, net $17.5 $13.5* Total revenues $19.7 $31.0** F h G M i $14 4 $10 3* Feraheme Gross Margin % of product sales 14.4 82% 10.3* 78% R&D $4.0 $7.7 Expenses SG&A Expenses $15.2 $15.1 Net (Loss) ($1 9) $3 3 Income 1.9) 3.3 Income (Loss) Per Basic Share ($0.09) $0.16 Cash and investments $212.4 $207.2 • Excludes $0.6 million reduction of reserves for product returns ** Includes a $15 million milestone payment.

2013 UPDATED FINANCIAL OUTLOOK 2013 Guidance – Updated Revenues (in millions) . Total Revenues of $77 - $80 million . $67 – $70 million in U.S. Feraheme net $80 $90 sales . $10 million in other revenues (royalty, ex-US product sales, amortization of milestones, MuGard product sales) $50 $60 $70 Other Revenue F h . Operating expenses of $78– $82 million (excluding COGS) F h COGS 14% 18% f $ 20 $30 $40 Feraheme US Expenses (in millions) . Feraheme COGS: 14%-of Feraheme global net sales . End 2013 with $206 – $211 million $10 2011 2012 2013 Est. of cash and investments, not including the impact of future business development transactions $110 $130 $50 $70 $90 SG&A R&D 8 $10 $30 2011 2012 2013 Est.

FERAHEME PERFORMANCE Greg Madison, Chief Commercial Officer

FERAHEME DEMAND GROWTH HAS ACCELERATED 19% 35,000 30,000 11% 25 000 Grams 25,000 20,000 15,000 1Q 2Q 2012 2013 10 Source: IMS Health Data.

2Q13: RECORD FERAHEME PROVIDER DEMAND 35,000 2Q13 Results Growth: 25% 25,000 30,000 . 19% increase in Feraheme provider demand; E.I. of 115 2Q12 20,000, Grams vs. Market Share: 26% 15,000 . 15% share of nondialysis IV iron market (+1% vs. 1Q13) 12% 5,000 10,000 . 26% of hem/onc segment; E.I. 105 . 10% of 0 2Q12 2Q13 hospital segment; E.I. 124 Hem/Onc Hospital Other (inc. Nephrology) 11 Source: IMS Health Data.

FERAHEME BROAD IDA LABEL EXPANSION PLANS 2012 NDA submitted to FDA Global 1,400 patient phase III program completed 2013 Potential IDA U.S. sNDA approval submission in EU 2014 Potential IDA approval in EU (milestone to AMAG) 12

INCREASE SHARE OF CURRENT IV IRON MARKET 500,000 Patients 800 000 Today’s Opportunity: 800,000 grams + $ 400 million Feraheme potential Half (400,000 grams) addressable current Feraheme label Today s . Hematology/Oncology . Strong Feraheme share in CKD with . Loyal and growing account base . Hospitals . Adoption and share increasing p g . 250+ new hospitals purchasing Feraheme compared to 2Q12 IV Iron - IDA-CKD IV Iron - IDA 13 Sources: U.S. Census; U.S. Renal Data System , USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998- 2004. Clin J Am Soc Nephrol. 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $500/gram.

INCREASE SHARE OF CURRENT IV IRON MARKET 500,000 Patients 800 000 Opportunity: 800,000 grams + $ 400 million Feraheme potential Label Expansion Same call audience: Hematology/Oncology . . Expand use to all IDA patients in current accounts . Convert single IV iron stockers to Feraheme H i l . Hospitals . Expand use to all IDA patients in current accounts . Continue to gain new accounts IV Iron - IDA-CKD IV I IDA Iron - 14 Sources: U.S. Census; U.S. Renal Data System , USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998- 2004. Clin J Am Soc Nephrol. 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $500/gram.

CURRENT IV IRON MARKET & MARKET EXPANSION POTENTIAL 500,000 patients 800 000 800,000 grams + $ 400 million Feraheme potential 4,000,000 patients diagnosed with IDA placed on oral iron therapy IV Iron - IDA-CKD IV Iron - IDA Oral Iron - IDA Oral Iron - IDA-CKD 15 Sources: U.S. Census; U.S. Renal Data System , USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998-2004. Clin J Am Soc Nephrol. 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $500/gram.

CURRENT IV IRON MARKET & MARKET EXPANSION POTENTIAL 500,000 patients 800 000 800,000 grams + $ 400 million Feraheme potential 4,000,000 patients diagnosed with IDA placed on oral iron therapy IV Iron - IDA-CKD IV Iron - IDA Oral Iron - IDA Oral Iron - IDA-CKD Gastroenterology patients 16 Sources: U.S. Census; U.S. Renal Data System , USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998-2004. Clin J Am Soc Nephrol. 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $500/gram.

IV Iron Market Expansion: Gastroenterology

AMAG PHARMACEUTICALS

- Increased focus on anemia management in IBD patients
  - Crohn's and Colitis Foundation of America has identified anemia as one of their top 10 quality outcome measures to improve patient care
- High interest in prevalence of IDA within specific patient populations
  - Crohn's, celiac, bariatric surgery alone represent more > 400,000 IDA patients
  - Physicians recognize IDA as an issue in their patients, but most GE's unaware of new treatment options
- Feraheme product profile is compelling
  - Robust efficacy in raising Hemoglobin
  - Dosing 'Easy as 1-2-3'
  - Rapid, less frequent dosing is now easier for IDA patients

"I thought IV iron was more cumbersome than this. Not now!" **(verbatim from GI message testing)**

- We can target within the Gastroenterology specialty (~ 10,000 GE's in US)
  - AMAG has identified ~1,200 call points with high potential for IV iron

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BUSINESS DEVELOPMENT OPPORTUNITIES

MuGard License Expands Product Offering for Hematology/Oncology Clinics

AMAG PHARMACEUTICALS

- MuGard is a prescription oral rinse for the management of oral mucositis
  - Designed to form a protective hydrogel coating over the oral mucosa to shield the membranes of the mouth and tongue
  - Oral mucositis is a common side effect of cancer treatment
  - Approximately 40% of patients receiving chemotherapy and radiation therapy develop oral mucositis (~400,000 patients/year)
  - MuGard has ~1% share of OM patients
- AMAG obtained US commercial rights for MuGard in June 2013
  - License fee of $3.3 million
  - Double-digit royalty on net sales payable to Access
- Opportunistic transaction that fits AMAG deal criteria
  - Commercial synergy => direct overlap with current Feraheme physician audience
  - Significant growth potential/limited downside risk
  - Accretive to earnings in 2014
- Integration into AMAG's commercial operations ongoing

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BUSINESS DEVELOPMENT TARGET CATEGORIES B ll E Bulls-Eye • Hem/onc or hospital company or product • $10-60 MM / yr. revenue potential • IP runway • Immediately accretive • Opportunity for growth Strategic • Opportunities aligned with Feraheme growth strategy (e.g. GI, Rheum) Financial • Similarly sized (or smaller) specialty company • Eliminate overlapping infrastructure and increase EBITDA 20

Building off 1H Successes in 2013

AMAG PHARMACEUTICALS

- Achieve full year double-digit growth of Feraheme
  - Drive market share growth (E.I. +100) and market growth
  - Continue to realize increasing net revenue per gram of Feraheme
- Expand Feraheme indication: IDA (non-CKD) oral iron failures
  - ✓ Formal acceptance of sNDA by FDA - 1Q13
  - ✓ EU regulatory submission - 2Q13
  - Expected FDA approval & launch in US - 4Q13
- Complete pre-launch planning/activities for potential broader IDA indication
- Execute one or more business development transaction(s)
  - ✓ Obtained US commercial rights to MuGard
  - Additional business development projects
- Deliver on updated financial guidance
  - ✓ Increasing Feraheme sales guidance

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AMAG PHARMACEUTICALS Well positioned for growth in 2013... and beyond